Exhibit 24

BEMIS COMPANY, INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William F. Austen, President and Chief Executive Officer, and Sheri H. Edison, Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Bemis Company, Inc. (the “Company”) of debt securities of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of August, 2016.

/s/ Ronald J. Floto
Ronald J. Floto

BEMIS COMPANY, INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William F. Austen, President and Chief Executive Officer, and Sheri H. Edison, Vice President, General Counsel and Secretary, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Bemis Company, Inc. (the “Company”) of debt securities of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of August, 2016.

/s/ Adele M. Gulfo
Adele M. Gulfo

BEMIS COMPANY, INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William F. Austen, President and Chief Executive Officer, and Sheri H. Edison, Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Bemis Company, Inc. (the “Company”) of debt securities of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 21st day of August, 2016.

/s/ David S. Haffner
David S. Haffner

BEMIS COMPANY, INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William F. Austen, President and Chief Executive Officer, and Sheri H. Edison, Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Bemis Company, Inc. (the “Company”) of debt securities of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 15th day of August, 2016.

/s/ Timothy M. Manganello
Timothy M. Manganello

BEMIS COMPANY, INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William F. Austen, President and Chief Executive Officer, and Sheri H. Edison, Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Bemis Company, Inc. (the “Company”) of debt securities of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of August, 2016.

/s/ William L. Mansfield
William L. Mansfield

BEMIS COMPANY, INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William F. Austen, President and Chief Executive Officer, and Sheri H. Edison, Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Bemis Company, Inc. (the “Company”) of debt securities of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of August, 2016.

/s/ Arun Nayar
Arun Nayar

BEMIS COMPANY, INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William F. Austen, President and Chief Executive Officer, and Sheri H. Edison, Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Bemis Company, Inc. (the “Company”) of debt securities of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of August, 2016.

/s/ Edward N. Perry
Edward N. Perry

BEMIS COMPANY, INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William F. Austen, President and Chief Executive Officer, and Sheri H. Edison, Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Bemis Company, Inc. (the “Company”) of debt securities of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of August, 2016.

/s/ David T. Szczupak
David T. Szczupak

BEMIS COMPANY, INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William F. Austen, President and Chief Executive Officer, and Sheri H. Edison, Vice President, General Counsel and Secretary, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Bemis Company, Inc. (the “Company”) of debt securities of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of August, 2016.

/s/ Holly A. Van Deursen
Holly A. Van Deursen

BEMIS COMPANY, INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William F. Austen, President and Chief Executive Officer, and Sheri H. Edison, Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Bemis Company, Inc. (the “Company”) of debt securities of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 15th day of August, 2016.

/s/ Philip G. Weaver
Philip G. Weaver